SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               March 31, 1998


                          ESSEX INTERNATIONAL INC.
           (Exact name of registrant as specified in its charter)


          Delaware                 1-10211             13-3496934
(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)



                   1601 Wall  Street,  Fort  Wayne,  IN 46802  (Address  of
            principal executive offices) (zip code)


                              (219) 461-4000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)

Item 5. Other Events

          Essex International Inc. (the "registrant") announced today that Essex Group, Inc., its wholly owned subsidiary, has called for redemption all of its outstanding 10% Senior Notes due 2003 (the "Notes"). The Notes will be redeemed at the close of business on May 1, 1998, at 103.75% of the principal amount then outstanding plus accrued and unpaid interest through the redemption date.

          Copies of the registrant's press release, Notice of Redemption and the Amended and Restated Credit Agreement dated March 27, 1998, are attached as Exhibits hereto.


Item 7. Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired:

                  Not  applicable.

         (b)  Pro Forma Financial Information:

                  Not  applicable.

         (c)  Exhibits:

                  Exhibit 4.1      Amended and Restated Credit Agreement
                                     dated March 27, 1998 among Essex
                                     International Inc., Essex Group, Inc.,
                                     the Lenders named therein and The Chase
                                     Manhattan Bank, as Administrative Agent

                  Exhibit 20.1     Press release by the registrant dated
                                     March 31, 1998

                  Exhibit 20.2     Notice of Redemption of 10% Senior Notes
                                     due 2003

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on March 31, 1998.


                                  ESSEX INTERNATIONAL INC.


                                  By:  /s/ James D. Rice
                                  Vice President,
                                  Chief Accounting Officer
                                  (Principal Accounting Officer)

                               Exhibit Index


                                                            Sequential Page
Exhibit No.                 Description of Exhibit             Number


  4.1            Amended and Restated Credit Agreement
                  dated March 27, 1998 among Essex
                  International Inc.,Essex Group, Inc.,
                  the Lenders named therein and The
                  Chase Manhattan Bank, as Administrative
                  Agent

 20.1            Press Release by the registrant
                  dated March 31, 1998

 20.2            Notice of Redemption of 10% Senior
                  Notes due 2003